EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each Director of AMREP Corporation, an Oklahoma corporation. (the "Company"), whose signature appears below and each other person whose signature appears below hereby severally constitutes and appoints James Wall, Peter M. Pizza and Irving Needleman, and each of them acting singly, with full powers of substitution and resubstitution, his true and lawful attorney-in-fact and agent, with full power to them and each of them to sign for him, in his name and in any and all capacities indicated below, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of 400,000 shares of Common Stock of the Company under the Company's 2006 Equity Compensation Plan, and to file or cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.



Dated: as of December 6, 2006


  /s/ Edward B. Cloues, II               /s/ Lonnie A. Coombs
-------------------------------------   ----------------------------------------
Edward B. Cloues, II, Director          Lonnie A. Coombs, Director

  /s/ Elmer F. Hansen, Jr.,              /s/ Nicholas G. Karabots
-------------------------------------   ----------------------------------------
Elmer F. Hansen, Jr., Director          Nicholas G. Karabots, Director

  /s/ Albert V.Russo                     /s/ Samuel N. Seidman
-------------------------------------   ----------------------------------------
Albert V. Russo, Director               Samuel N. Seidman, Director

  /s/ James  Wall                        /s/ Peter M.Pizza
-------------------------------------   ----------------------------------------
James Wall, Director and Senior Vice    Peter M. Pizza, Vice President and Chief
President of the Company                   Financial Officer of the Company
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

  /s/ Michael P. Duloc
-------------------------------------
Michael P. Duloc, President of Kable
 Media  Services, Inc.